UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2013

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 Herbert Wayne Court, Suite 150 Huntersville, North Carolina	28078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 992-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 10, 2013, Carl Sewell resigned from the Board of Directors (the “Board”) of Accelerate Parent Corp. (“Accelerate Parent”), the indirect parent of American Tire Distributors Holdings, Inc. (the “Company”). Mr. Sewell has served on the Accelerate Parent Board since March 2011 and has resigned to pursue other interests. His resignation was not due to any disagreement with the Company or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC. (Registrant)

July 16, 2013	By:	/s/ JASON T. YAUDES
		Name:	Jason T. Yaudes
		Title:	Executive Vice President and Chief Financial Officer